Fair Value Measurements - Summary of Change in Acquisition-Related Contingent Consideration Liability (Details) - Acquisition-Related Contingent Considerations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Change in acquisition-related contingent consideration liabilities
Balance at the beginning of the period	$ 496	$ 529	$ 524
Amortization of present value discount	69	70	52
Fair value adjustment for change in consideration expected to be paid	11	(13)	38
Settlements	(90)	(90)	(85)
Balance at the end of the period	$ 486	$ 496	$ 529